EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     AND CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Return On Investment Corporation (the "Company") on Form 10-QSB for the period ended December 31, 2003 (the "Report"), I, Arol Wolford, President and Chief Executive Officer, and, I, Sherwin Krug, Chief Financial Officer, each certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       By: /s/ Arol R. Wolford
                                           -----------------------------
                                           Arol R. Wolford
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)
                                           February 17, 2004

                                       By: /s/ Sherwin Krug
                                           -----------------------------
                                           Sherwin Krug
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)
                                           February 17, 2004